[logo - American Funds(R)]

The right choice for the long termSM

ICA THE INVESTMENT COMPANY OF AMERICA

[cover photo: close-up of country flags in front of New York's Rockefeller
Center]

Special report: How ICA's broad portfolio is built

Annual report for the year ended December 31, 2002

ICA SM

The Investment Company of America(R) is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ICA seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

[Begin Table]
2002 RESULTS AT A GLANCE
Year ended December 31, 2002
(with dividends and capital gain distributions reinvested)

                              Standard & Poor's 500
                                       ICA              Composite Index

Income return                         +1.84%                +1.41%
Capital return                       -16.31%               -23.50%
Total return                         -14.47%               -22.09%

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS PAID IN 2002

                                     Per share          Payment date

Income dividends                      $0.13                March 4
                                      $0.13                June 10
                                      $0.13                Sept. 9
                                      $0.13                Dec. 17
                                      $0.52

Capital gain distributions            $0.11                March 4
                                      $0.35                Dec. 17
                                      $0.46

EXPENSE RATIOS AND PORTFOLIO TURNOVER RATES*
Year ended December 31, 2002

                                       ICA            Industry average+
Expense ratio                         0.59%                 1.29%
Portfolio turnover rate                27%                   70%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.

+Growth & Income Funds, as measured by Lipper Inc.

ABOUT THE COVER

Last fall's display of state flags at New York's Rockefeller Center serves as a reminder that ICA's shareholders hail from across the United States.
[End Table]


CONTENTS

Letter to shareholders                                               1
Growth over time                                                     3
Special report: How ICA's broad portfolio is built                   6
Corporate governance                                                13
The portfolio counselors                                            14
Investment portfolio                                                15
Directors and officers                                              33
The American Funds family                                   back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 31. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

The fund's 30-day yield for Class A shares as of January 31, 2003, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.18%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

[photograph: close-up of country flags in front of New York's Rockefeller
Center]

Perhaps the best thing that can be said about 2002 is that it is over. It was a terrible year that saw the stock market fall for a third year in a row, the first time that has happened since 1939-41. ICA was not spared, producing a total return of -14.5%, the fund's worst year since 1974. Still, this was considerably better than the 22.1% loss turned in by Standard & Poor's 500 Composite Stock Index. The fund also did better than the average of its peer group, as measured by the Lipper Growth & Income Fund Index, which fell 17.9%. We obviously take no pleasure in reporting a loss. But we take solace in the fact that our conservative, research-based approach helped ICA avoid some of the broader market's pain.

The net result of the last three years is that the stock market now stands pretty much where it did as recently as 1997. Its historic collapse has been dramatic and extraordinary -- but no less so than the rise that preceded it. To paraphrase Charles Dickens, we've experienced the best of times and worst of times -- all in a few short years.

COMPARISON OVER A FULL MARKET CYCLE

As the table below shows, viewing this period as a whole -- a full market cycle -- reflects just how well ICA has weathered the storm, relative to the stock market. From its low on August 31, 1998 to its high on March 24, 2000, the S&P's total return was 62.7%; ICA's was 52.6%. But from its March 24, 2000 high to the low of October 9, 2002, the S&P fell 47.4% while the fund's total return was -28.3%. Over the full period, using the 1998 and 2002 lows as bookends, the S&P lost 14.3%, while ICA gained 9.5%. The message is clear: ICA tends to lag the stock market when it is booming, but holds up quite well during a market decline.

[Begin Table]
                           Low to high       High to low       Low to low
UP AND DOWN CYCLES       8/31/98-3/24/00   3/24/00-10/9/02   8/31/98-10/9/02

S&P 500                     +62.7%             -47.4%            -14.3%
ICA                         +52.6              -28.3              +9.5
[End Table]

An even longer time frame shows ICA's consistency and resiliency. Over the 69 years that the fund has been advised by Capital Research and Management Company, ICA has produced an average annual compound return of 12.8%, compared with 11.1% for the S&P 500. (The index is unmanaged and reflects no expenses.) As the chart on pages 3-5 shows, an edge of 1.7 percentage points, compounding year after year, has helped ICA grow significantly more than its benchmark. A $10,000 investment in ICA on January 1, 1934, would now be worth 165% more than an equivalent investment in the S&P 500, assuming reinvestment of all dividends.

A TALE OF TWO MARKETS

Looking at the overall stock market decline we've just experienced, it's instructive to note that 58% of securities listed on the New York Stock Exchange actually rose in 2000 and 60% did so in 2001. It was only last year, when the market decline broadened significantly that decliners outnumbered advancers. Even so, a healthy minority of stocks -- 45% -- managed to gain ground in 2002.

If so many stocks rose, how could the stock market suffer its worst decline in decades? The answer lies in the fact that the S&P 500 is a weighted index, meaning that the companies with the biggest market values can move the index more. Thus, when behemoths like Microsoft and General Electric soared in the late 1990s, the S&P 500 soared right along with them. This was a deceptive indicator of the stock market's overall strength: Even as the index was surging in 1999, the final full year of the bull market, nearly two-thirds of stocks trading on the New York Stock Exchange actually fell. When the giants began collapsing in 2000, the sheer weight of their huge market capitalizations had a proportionate influence on the S&P 500 index itself. An old adage comes to mind:
The bigger they are, the harder they fall.

Just how hard did the giants fall? An American Funds study found that of the 385 stocks in the S&P 500 for the entire period between March 2000 and last September, the weighted total return of the biggest 20% was -43%. The next quintile had a weighted total return of -16%. It was a different story for the remaining 60%: The weighted total return of this group averaged a healthy gain of 26%.

[Begin Sidebar]
HOW ICA HAS DONE COMPARED TO THE S&P 500 in major market declines
(with dividends reinvested)
[Begin Bar Chart]
                         S&P        ICA

3/6/1937-4/28/1942       -46.2%     -34.5
5/29/1946-6/13/1949      -16.3      -25.1
1/5/1953-9/14/1953       -11.7      -10.8
8/2/1956-10/22/1957      -18.1      -18.0
12/12/1961-6/26/1962     -26.9      -27.8
2/9/1966-10/7/1966       -20.5      -20.2
11/29/1968-5/26/1970     -33.0      -33.9
1/11/1973-10/3/1974      -44.8      -38.8
9/21/1976-3/6/1978       -13.5      - 6.3
11/28/1980-8/12/1982     -20.2      - 5.1
8/25/1987-12/4/1987      -32.8      -27.6
7/16/1990-10/11/1990     -19.2      -15.2
7/17/1998-8/31/1998      -19.1      -16.5
3/24/2000-10/9/2002      -47.4      -28.3
[End Bar Chart]
[End Sidebar]

Amid all these numbers, we're reminded of the importance of diversification and stock selection based on thorough investment research. This is the subject of our feature story this year, which begins on page 6. The story will introduce you to several of our talented analysts and show how their experience and insight have helped ICA stay on a relatively even keel during the last few, tough years.

BUILDING OUR PORTFOLIO

As for stock selection in 2002, it should come as no surprise that the majority of ICA's investments fell last year. But most, including eight of our ten largest holdings, held up better than the overall stock market. There are two main reasons for this. First, because of our research and risk-averse approach, we had little exposure to the fads and sectors that lifted the markets to such unsustainable levels in the first place. Second, ICA's return was helped by its focus on future dividend growth. Companies that are committed to paying dividends have tended to do better in a bear market. ICA itself paid an income return of 1.8%, which exceeded the S&P 500's 1.4%. Reinvested income has traditionally provided a significant portion of ICA's total return; we think this will continue to be the case in the years ahead.

Some of that income came from our temporary holdings in corporate bonds, whose prices had been severely depressed on liquidity concerns. Those concerns later eased, lifting the value of our investments. When we think stock prices are too high, we have the option of investing a portion of our assets in bonds and cash. This is an advantage an actively managed fund can have over an index fund that tracks the S&P 500, because an index fund must be fully invested in stocks and thus fully exposed to the ravages of a bear market.

REALISTIC EXPECTATIONS

As we enter 2003, ICA's portfolio remains well-diversified, and as always, focused on strong companies with solid prospects for long-term growth of capital and income. After rebounding somewhat last fall, the stock market has retreated again amid reasons for caution. The outlook for corporate earnings is unclear. Interest rates, after hitting 40-year lows, are likely to rise at some point. The weakest holiday season for retailers in many years, along with rising levels of mortgage foreclosures and personal bankruptcies is not encouraging. On the geopolitical front, there is the threat of war and the ever-present shadow of terrorism. In short, there are many uncertainties hanging over the stock market. It is fair to say that the road ahead could be bumpy.

Even so, the U.S. economy has proven its resiliency time and again. As for the stock market, many of the excesses of the 1990s have been washed away. Both expectations and stock prices have returned to more reasonable levels, presenting us with attractive opportunities for long-term investments. We will continue to focus on finding them on your behalf.

Thank you for your continued support and your commitment to long-term investing.

Sincerely,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman

/s/ James F. Rothenberg
James F. Rothenberg
President

February 6, 2003


THE VALUE OF A LONG-TERM PERSPECTIVE (1934-2002)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 69 years, from January 1, 1934 through December 31, 2002, showing the high, low and closing values for each year. The figures in the table below the chart include the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years it was well into double digits. In other years, the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $38,709,050 compared with $14,593,631 in the S&P 500 Index.

Over the same period, $10,000 in a savings account would have grown to $186,825 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1992. At that time, the value of the investment illustrated here was $14.1 million. Since then, it has more than doubled to $38.7 million. Thus, in the same period, the value of your 1992 investment -- regardless of size -- has also more than doubled.

* Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

[Begin Table]
AVERAGE ANNUAL COMPOUND RETURNS
For periods ended December 31, 2002

CLASS A SHARES*
reflecting 5.75% maximum sales charge
1 year       -19.4%
5 years       +2.7%
10 years     +10.0%

*Results for other share classes can be found on page 31.
[End Table]

[Begin Table]
AVERAGE ANNUAL COMPOUND RETURN FOR 69 YEARS:

Income return                           3.2%
Capital return                          9.5%
Total return                           12.7%1
[End Table]

[Begin Mountain Chart]
ICA with dividends reinvested      $38,709,050/1/,/2/
S&P 500 with dividends reinvested  $14,593,631
ICA not including dividends        $ 4,616,859/1/,/3/
original investment                $    10,000/1/


Year ended December 31                  1934          1935         1936         1937         1938         1939

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                   --            --           $0.4          1.0           0.2          0.5
Value at year-end/1/                  $11.8           21.6         31.6         19.4         24.8         25.0
Dividends in cash                      --            --           $0.4           1.0          0.2          0.5
Value at year-end/1/                  $11.8           21.6         31.0         18.3         23.2         22.9

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           0.0%          0.0          1.8          3.2          0.9           2.2
Capital return                         18.2%         83.1         44.0        (41.7)        26.7          (1.4)
ICA total return                       18.2%         83.1         45.8        (38.5)        27.6           0.8
Fund expenses/4/                       0.94%          1.13         1.19         1.53         1.89          2.02

S&P 500/Div. Reinvested               $9,851        14,555       19,479      12,670        16,604        16,542

Year ended December 31                  1940          1941         1942         1943         1944         1945

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                     0.9           1.3          1.2          1.1          1.2          1.2
Value at year-end/1/                    24.4          22.6         26.4         35.0         43.2         59.1
Dividends in cash                        0.8           1.1          1.0          0.9          0.9          0.9
Value at year-end/1/                    21.5          18.8         20.9         26.9         32.1         42.9

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           3.6           5.2          5.3          4.2          3.5           2.8
Capital return                        (6.0)        (12.6)         11.5         28.6         19.8          34.0
ICA total return                      (2.4)         (7.4)         16.8         32.8         23.3          36.8
Fund expenses/4/                        1.88          1.95         2.13         1.72         1.45         1.06

S&P 500/Div. Reinvested              14,918         13,193       15,880      19,980        23,920       32,629

Year ended December 31                  1946          1947         1948        1949          1950         1951

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                     1.8           2.4          2.7         2.7           3.2          3.4
Value at year-end/1/                    57.7          58.2         58.4        63.9          76.6         90.3
Dividends in cash                        1.3           1.7          1.8         1.7           1.9          2.0
Value at year-end/1/                    40.7          39.3         37.7        39.4          45.2         51.2

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           3.0           4.2          4.6          4.6          4.9           4.4
Capital return                        (5.4)         (3.3)        (4.2)          4.8         14.9          13.4
ICA total return                      (2.4)           0.9          0.4          9.4         19.8          17.8
Fund expenses/4/                        0.98          1.10         1.08        0.96          1.01         0.93

S&P 500/Div. Reinvested               29,994       31,703         33,420      39,688       52,266        64,813

Year ended December 31                  1952          1953         1954         1955         1956         1957

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                     3.5           3.9          4.1          5.1          5.6          6.2
Value at year-end/1/                   101.3         101.7        158.9        199.2        220.6        194.4
Dividends in cash                        2.0           2.1          2.1          2.6          2.7          3.0
Value at year-end/1/                    55.3          53.4         80.8         98.5        106.3         90.9

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           3.9           3.9          4.0          3.2          2.8           2.8
Capital return                          8.3         (3.5)         52.1         22.2          8.0        (14.7)
ICA total return                       12.2           0.4         56.1         25.4         10.8        (11.9)
Fund expenses/4/                        0.81          0.85         0.88         0.86         0.80         0.76

S&P 500/Div. Reinvested               76,702         75,955      115,881      152,428     162,378       144,887

Year ended December 31                  1958          1959         1960         1961         1962         1963

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                     6.5           7.0          8.1          8.4          9.1          9.6
Value at year-end/1/                   281.5         321.4        336.0        413.6        358.8        440.9
Dividends in cash                        3.0           3.2          3.6          3.6          3.8          3.9
Value at year-end/1/                   128.0         142.9        145.6        175.4        148.2        177.8

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           3.4           2.5          2.5          2.5          2.2           2.7
Capital return                         41.4          11.7          2.0         20.6       (15.4)          20.2
ICA total return                       44.8          14.2          4.5         23.1       (13.2)          22.9
Fund expenses/4/                        0.68          0.64         0.62         0.59         0.61         0.59

S&P 500/Div. Reinvested               207,642       232,467     233,601       296,461    270,656        332,369

Year ended December 31                  1964         1965          1966         1967         1968         1969

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                    10.7         12.1          15.5         18.4         22.6         25.3
Value at year-end/1/                   512.6        650.7         657.1        846.9        990.6        884.8
Dividends in cash                        4.3          4.7           5.9          6.9          8.3          9.0
Value at year-end/1/                   202.3        251.6         248.0        312.5        356.6        309.6

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           2.4           2.4          2.4          2.8          2.7           2.6
Capital return                         13.9          24.5        (1.4)         26.1         14.3        (13.3)
ICA total return                       16.3          26.9          1.0         28.9         17.0        (10.7)
Fund expenses/4/                        0.58         0.57          0.52         0.50         0.49         0.48

S&P 500/Div. Reinvested               387,133      435,356      391,500      485,272      538,975       493,481

Year ended December 31                  1970          1971         1972         1973         1974         1975

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                    27.3          28.6         29.9         33.4         52.2         49.8
Value at year-end/1/                   908.0       1,062.7      1,231.1      1,024.1        840.3      1,137.7
Dividends in cash                        9.4           9.6          9.7         10.6         15.9         14.3
Value at year-end/1/                   307.4         349.7        394.7        317.9        245.5        317.7

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           3.1           3.1          2.8          2.7          5.1           5.9
Capital return                        (0.5)          13.9         13.1       (19.5)       (23.0)          29.5
ICA total return                        2.6          17.0         15.9       (16.8)       (17.9)          35.4
Fund expenses/4/                        0.55          0.51         0.49         0.47         0.49         0.48

S&P 500/Div. Reinvested               512,963      586,320      697,692      595,206     437,674        600,610

Year ended December 31                  1976          1977         1978         1979         1980         1981

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                    46.4          49.8         56.0         70.0         91.3        115.9
Value at year-end/1/                 1,474.4       1,436.4      1,647.5      1,963.3      2,380.2      2,401.1
Dividends in cash                       12.8          13.3         14.4         17.3         21.7         26.4
Value at year-end/1/                   398.1         374.3        414.4        475.7        552.2        530.9

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           4.1           3.4          3.9          4.2          4.7           4.9
Capital return                         25.5         (6.0)         10.8         15.0         16.5         (4.0)
ICA total return                       29.6         (2.6)         14.7         19.2         21.2           0.9
Fund expenses/4/                       0.46          0.49         0.49         0.47         0.46         0.45

S&P 500/Div. Reinvested               744,318       691,044       736,452     873,499    1,156,970      1,100,011

Year ended December 31                  1982          1983         1984         1985         1986         1987

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                   146.1         147.2        160.4        174.9        203.8        267.5
Value at year-end/1/                 3,212.0       3,859.7      4,117.2      5,491.9      6,685.7      7,049.2
Dividends in cash                       31.6          30.3         31.7         33.2         37.3         47.5
Value at year-end/1/                   670.6         774.5        792.0      1,017.9      1,200.5      1,220.9

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           6.1           4.6          4.2          4.2          3.7           4.0
Capital return                         27.7          15.6          2.5         29.2         18.0           1.4
ICA total return                       33.8          20.2          6.7         33.4         21.7           5.4
Fund expenses/4/                       0.46          0.44         0.47         0.43         0.41         0.42

S&P 500/Div. Reinvested               1,337,025    1,638,595    1,741,395    2,293,883   2,722,038     2,864,962

Year ended December 31                  1988          1989         1990         1991         1992         1993

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                   318.7         370.8        406.3        320.4        357.8        374.4
Value at year-end/1/                 7,989.3      10,338.6     10,409.0     13,171.9     14,092.3     15,729.4
Dividends in cash                       54.4          60.7         64.1         48.7         53.0         54.0
Value at year-end/1/                 1,327.4       1,652.8      1,598.8      1,969.9      2,052.2      2,234.2

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           4.5           4.6          3.9          3.1          2.7           2.7
Capital return                          8.8          24.8        (3.2)         23.4          4.3           8.9
ICA total return                       13.3          29.4          0.7         26.5          7.0          11.6
Fund expenses/4/                        0.48          0.52         0.55         0.59         0.58         0.59

S&P 500/Div. Reinvested               3,339,470    4,395,793    4,259,140    5,553,915    5,976,474     6,577,517

Year ended December 31                  1994          1995         1996         1997         1998         1999

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                   407.2         450.1        480.1        510.3        584.1        651.8
Value at year-end/1/                15,753.9      20,578.7     24,560.6     31,881.2     39,193.5     45,682.2
Dividends in cash                       57.3          61.7         64.3         67.0         75.4         82.8
Value at year-end/1/                 2,180.6       2,779.7      3,247.9      4,142.7      5,008.2      5,748.5

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           2.6           2.9          2.3          2.1          1.8           1.7
Capital return                        (2.4)          27.7         17.0         27.7         21.1          14.9
ICA total return                        0.2          30.6         19.3         29.8         22.9          16.6
Fund expenses/4/                        0.60          0.60         0.59         0.56         0.55         0.55

S&P 500/Div. Reinvested               6,664,017   9,165,271    11,268,247    15,026,327   19,320,168   23,384,822

Year ended December 31                  2000          2001         2002

YEAR-BY-YEAR SUMMARY OF RESULTS (DOLLARS IN THOUSANDS)

Dividends reinvested                   743.4         804.1          833.3 /1/,/2/
Value at year-end/1/                47,435.2      45,258.6       38,709.1
Dividends in cash                       93.0          99.0          100.7 /1/,/3/
Value at year-end/1/                 5,875.5       5,507.5        4,616.9

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED

Income return                           1.6           1.7          1.8
Capital return                          2.2         (6.3)        (16.3)
ICA total return                        3.8         (4.6)        (14.5)
Fund expenses/4/                        0.56         0.57          0.59

S&P 500/Div. Reinvested               21,256,384  18,731,955    14,593,631


Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares. The S&P 500 Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments of $25,000 or more. There is no sales charge for dividends or capital gain distributions. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/Includes dividends of $9,570,435 and capital gain distributions of $22,136,969 reinvested in the years 1936-2002.

/3/Includes reinvested capital gain distributions of $3,214,069 but does not reflect income dividends of $1,515,713 taken in cash.

/4/Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

[End Mountain Chart]


[Begin Sidebar]
[photographs: Jeanne Carroll, analyst, talking with a worker in a greenhouse;
 David Carpenter, analyst, speaking with Matthew Rose, President and CEO of Burlington Northern Santa Fe Corp.]

SPECIAL REPORT: HOW ICA'S BROAD PORTFOLIO IS BUILT

"Our research analysts are the fuel that makes our entire enterprise run. They
are the lifeblood of our investment system."   Portfolio counselor Don O'Neal
[End Sidebar]

Capital Research and Management Company: The most important word in the name is the second one. That's because research is what Capital -- the investment adviser for The Investment Company of America and the 28 other American Funds -- is all about.

What is research, anyway? "To study something thoroughly so as to present it in a detailed, accurate manner," according to Webster's dictionary. Our view has always been that thorough research is the best way -- in fact the only way -- of consistently finding good long-term investments. And given the number of scandals that have tarnished the reputation of corporate America in the past year or so, research is our first line of defense.

Since we place so much importance on investment research, we thought you'd like to know more about the process and how it works. In this year's feature, we'll introduce you to several of ICA's research analysts -- the talented men and women who uncover investment opportunities for the fund. We'll explain how they work hand-in-hand with portfolio counselors, and why analysts themselves manage a portion of ICA's investment portfolio.

[photographs: (1) Analyst Ron Morrow talking with Bob Phillips of Coca Cola Enterprises; (2) and (3) Coca Cola Enterprises, Los Angeles bottling plant] [Begin Caption]
Constant research: Analyst Ron Morrow (left) chats with Bob Phillips of Coca Cola Enterprises at a Los Angeles bottling plant.
[End Caption]

[Begin Sidebar]
"I'm on the lookout for those little nuggets of information that I think can become meaningful in valuing a stock."

Ron Morrow
[End Sidebar]

LONG TERM VIEW

"The first thing I'd tell a shareholder about our research process," says analyst Ron Morrow, "is this: we take the long-term view. We ignore short-term fads, we don't `follow the crowd.' That means we're free to select companies with good prospects, that are reasonably priced and selling for less than what we believe they are worth. Instead of trying to determine where a company will be in six months, we'll try and figure out where it'll be in six years. That's what I mean by long-term."

But how do you determine what "reasonably priced" means? And how do you figure out what a company is really worth -- today, and several years down the road? By conducting research: an ongoing cycle of information gathering, number-crunching and constant questioning of a wide variety of individuals.

"This is a wonderful job because it combines three passions of mine: reading, analyzing information and speaking to people," says analyst Mary Sheridan. "It is the fulfillment of intellectual curiosity." Mary, who has been following electric utilities for 30 years, even likens her job to that of her father, a longtime New York City police detective. "I consider myself an investment detective. My job is to uncover the facts and to find good investment opportunities for our shareholders."

METHODS AND MEANS

Like a detective hunting for clues, an analyst's search for investment insight can be long and intensive. It generally centers around two things: poring over a company's financial statements and meeting with a company's management.

"It's impossible to underestimate the importance of knowing the management," says Ron, who has been following consumer product companies like Coca-Cola for nearly 35 years. "In the case of Coke, it's a huge global company, very complex. So I'm going to spend as much time with the top people as I can, getting to know them and understand their business plan. I'll also talk with their bottlers, customers and competitors." You'll also find Ron prowling the aisles of grocery stores, studying how Coke's products are displayed. "When I'm researching a company," he says, "I'm on the lookout for those little nuggets of information that I think can become meaningful in valuing a stock. It's always a challenge."

Insurance and health care analyst Ray Joseph, Jr. says it's also impossible to underestimate the importance of studying a company's books. "I like to look at the numbers because it gives me a financial snapshot of the company," he says. "I can then compare it with companies in that industry for a relative view. Are sales and earnings growing at a decent rate? How much debt are they carrying? Examining a company's assets and liabilities is an extremely important part of the research process."

It is only after looking over the books that Ray, who has been an analyst for five years, will sit down with a company's management. "I want to know the numbers before I talk with the executives," he says. "It enables me to dig deeper, and understand where they're trying to take the company."

Then there is Rick Beleson, who downplays the impact that a company's management has on the research process. Rick, a pharmaceutical analyst with Capital for 18 years, says he often learns more about a company from outsiders.

"For me, the management of a company isn't necessarily the key source of information. There are less biased sources elsewhere -- physicians, clinical researchers and so forth," he points out. "If anything, company managements tend to be overly optimistic.
Talking with others helps me make more informed investment decisions about companies."

That's how ICA came to own a sizable portion of drug manufacturer Warner-Lambert in 1992.

"They were coming out with Lipitor, which today is the leading drug for cholesterol reduction," he recalls. "I knew management quite well and they were enthusiastic about Lipitor and its market potential. But it wasn't until I telephoned several customers -- in this case, doctors -- to get their assessment. They were so overwhelmingly enthusiastic, it convinced me that Warner-Lambert would be a great investment for ICA -- and it was." (Warner-Lambert has since been acquired by Pfizer, another long-time ICA holding.)

"Lipitor is a good example of what I think is the key to successful investing," Rick says. "If you can identify a promising product with great market potential, and if you can identify it early, it can be a very successful investment for many years."

In the end, there are many paths an analyst can take when researching a company; each leads to investment insight and an ultimate judgment on whether that company would make a good investment for ICA.

FREQUENT FLIERS

Most analysts travel extensively. Jeanne Carroll, a New York-based analyst whose coverage area includes the paper and forest products industry, spends about a third of her time on the road visiting companies in Asia, Europe and North and South America. Given the sheer distances involved, she prefers to make several lengthy trips annually, each two or three weeks long. "Instead of crossing the Atlantic to see one or two companies," she says, "I'll see several. It's more efficient and I can spend more time on research."

[photographs: (1) Weyerhaeuser paper mill in Washington State; (2), (3) and (4) Jeanne Carroll talking with various employees at the Weyerhaeuser paper mill;
(5) Jeanne Carroll, analyst, and Steve Moore, analyst, with Steve Rogel, Weyerhaeuser's Chairman, President and CEO]
[Begin Caption]
Clear vision:
Jeanne Carroll visits a Weyerhaeuser paper mill in Washington state. At right, she and fellow analyst Steve Moore talk with the company's Chairman, President and CEO, Steve Rogel (center).
[End Caption]

[Begin Sidebar]
"Like other analysts at Capital, my goal is to invest our shareholders' money well. So anything I learn that can help a colleague's investment research is passed along."

Jeanne Carroll
[End Sidebar]

A typical day on the road for Jeanne starts early and ends late -- like a recent 14-hour day visiting Weyerhaeuser's facilities in Washington state. Starting with coffee at 7 a.m. with the paper company's investor relations executive, Jeanne proceeded to drive some 250 miles, slogging through mud at a seedling farm, donning ear plugs and goggles at a lumber mill and walking through the humidity and 95-decibel roar of a newsprint mill. Then it was back to Seattle for dinner with the CEO.

Maintaining a schedule like that can be grueling at times, but Jeanne, who has been an analyst for 20 years, says it's worth it. "I travel because I think an important part of the research process is meeting people. When I'm visiting a company and find workers who are enthusiastic about what they're doing and are excited about their company's mission, that tells me things. It's a very enjoyable part of the job."

The overall research process is thorough and never-ending. "We don't talk with management once, we don't look over their financials once, we don't talk with their customers once," says Dave Carpenter, who follows an eclectic group of industries, including railroads, food manufacturers and household products companies. "We're always talking with management. We're always studying financial documents. And we're in the field as often as possible. Business conditions can change quickly. You've got to stay ahead of the curve whenever you can."

Yet there's more to the process than being thorough. ICA's long-term focus encourages analysts to be patient as well; sometimes they'll follow a company for years before recommending it as an investment. And when an investment is made, that scrutiny continues. "It's important to remember that the money ultimately belongs to our shareholders," Ron Morrow points out. "I want to make sure it's well-invested."

[photographs: (1) time-lapse of moving train; (2) David Carpenter, with Matthew Rose, President and CEO of Burlington Northern Santa Fe Corp.]
[Begin Caption]
One-on-one: Analyst David Carpenter (right) spends as much time as he can with a company's management. Here, he chats with Matthew Rose, President and CEO of Burlington Northern Santa Fe Corp. [End Caption

MULTIPLE PERSPECTIVES

Even though Capital's analysts know their companies and industries extraordinarily well, we think that having many points of view is a boon to the research process. For example, Mary Sheridan is just one of several analysts who follow the nation's 200 or so publicly-held utilities.

"Consolidated Edison, which provides power for New York City, is different than Southern Company, which provides power for parts of the south," Mary says. "Their service territories are different, as are their regulations. So sharing information and perspectives with a team of analysts around the country helps each of us make better-informed investment decisions. I've been in this business since 1972, but am always learning new things from my colleagues."

Because Capital has research offices all over the world, an analyst in, say, Tokyo, can get a global perspective by communicating with counterparts in London and Los Angeles. These so-called "global clusters" are an effective way of sharing information, according to Brad Vogt, one of Capital's research directors and a telecommunications analyst based in Washington, D.C.

"A global cluster gives both analysts and portfolio counselors the opportunity to share ideas with one another," he says. "Within these clusters, discussions (in the form of conference calls and e-mails) often focus on specific topics that people are interested in, allowing them to focus on the key information, ideas and points of view that can help them make better investment decisions."

Brad says the system is as simple as it is effective. "On any given day there are multiple investment calls by topic, by region, and by fund. There is a daily research newsletter, available on a database for analysts and portfolio counselors worldwide. All information is sorted by analyst, by region and by company. When it comes to research, everyone has access to everything and everyone." He adds, "Communicating globally is one of the real secrets to our long-term investment success. It gives us an advantage."

[photographs: (1) utility workers repairing a utility pole with the twilight view of New York City in the backdrop; (2) Mary Sheridan, analyst, in a control room of Consolidated Edison]
[Begin Caption]
Plugged in: In the photo at right, utilities analyst Mary Sheridan (left) visits a control room of Consolidated Edison, which provides power for New York City. [End Caption]

[Begin Sidebar]
"I consider myself an investment detective. My job is to uncover the facts and to find the best investment opportunities for our shareholders."

Mary Sheridan
[End Sidebar]

Another advantage: Many analysts at Capital cover industries they previously worked in, giving an insider's perspective to their research. Rick Beleson is one of them. He studied molecular biology in college and briefly ran his own biotech firm before deciding he'd rather cover companies than run them. "I find that having a background in both the technical and business aspects of the industry really helps my investment research," he says.

Information and opinion do not just flow between analysts in one industry, but among analysts in industries that overlap and affect one another. For example, Jeanne says the weak economy has sapped advertising revenue at media companies like Dow Jones and Knight Ridder, both ICA holdings. That in turn has meant less demand for Weyerhaeuser's products.

"My colleagues who cover the publishing business keep me plugged in on things like newspaper subscriptions and ad revenue, and I'll keep them informed about things that can help them." The bottom line, she says, is this: "Like other analysts at Capital, my goal is to invest our shareholders' money well. So anything I learn that can help a colleague's investment research is passed along."

TRUST BUT VERIFY

How do analysts know what they're hearing and reading is truthful? Two words come to mind: vigilance and persistence, qualities that help us determine what we'll invest in -- and what we won't.

"I insist on long-term credibility of management," says Mary. "When you have the opportunity to reconcile what management says and what it does through many business cycles, you really get to know them," she says.

Mary recalls one company where it was impossible to reconcile either its financial or management statements.

"This company's stock price had been climbing over a period of years, but it just didn't make sense," she recalls. "I visited top management two or three times a year and could never get a straight answer to any of my questions regarding the execution of their strategy and the numbers on their balance sheet. I was never comfortable with any of their explanations. Most executives at companies I follow are willing and able to answer my questions in an open, forthright way. Not here."

To Mary, it was a red flag. "We waited six years, but the company never met my -- or Capital's -- requirements for investing. So we didn't." The stock price eventually crumbled when accounting irregularities were discovered at the company.

[photographs: (1, 2) Rick Beleson, analyst, with Dr. Julie Cherrington, in a SUGEN research lab; (3) close-up of lab technician]
[Begin  Caption]
Expertise: Rick Beleson's background in biological sciences helps him follow pharmaceutical companies. Here, he discusses drug research with Dr. Julie Cherrington of SUGEN, a subsidiary of Pharmacia.
[End Caption]

[Begin Sidebar]
"When you make an investment in a company that you have researched thoroughly, and it works out, it is a tremendously gratifying experience. That's what I enjoy about the job."

Rick Beleson
[End Sidebar]

Although we haven't been able to avoid every bad investment, Mary's story reflects Capital's willingness to resist fads and seek solid investment returns through diligent research.

"It's hard to spot fraud," Ray admits. "But the more research you do, the more questions you ask, the more people you see, the more likely you are to develop an accurate picture. But nothing is foolproof. At the end of the day, you still use your gut and ask: `Do they seem trustworthy?'" He adds that it's useful to use a company's rivals as a benchmark. "When one company says things are great, but you know the industry as a whole is having problems, that can be a red flag. I'll also ask executives in one industry who they respect and why. I always learn a lot from that question."

"A balance sheet can be impressive," says Ray, "but it's only as impressive as the people behind the numbers."

A CAREER IN AND OF ITSELF

You may have noticed that some of the analysts we've introduced have been on the job for quite a while: Ron's been at it for 35 years, Mary 30, and so forth. Capital places such a premium on research that it is considered a career position, not just a rung on the ladder to something else. That kind of tenure helps analysts develop an understanding of their companies and industries that's as wide as it is deep -- two things you want from someone who's making investment recommendations.

Capital's philosophy for compensation of research analysts is also unique in the investment industry. Since the company thinks long term, analyst bonuses are based on results over four-year periods. "Anyone can have an up year, but that doesn't make them a good analyst," Ron points out. "Nor does having a down year make them a bad analyst. To really judge an analyst's investment acumen, it helps to look at how they do during both up and down times -- and a four-year period is more likely to include both."

"As a portfolio counselor, I think there is tremendous value in having analysts who know their companies the way ours do," says Gregg Ireland. "ICA invests in many large, complex companies. It takes years to really understand how these companies work and really understand the people who manage them. The depth and intensity of the work our analysts do is just amazing. To have teams of people following these companies allows me to zero in on their ideas and make decisions that are based on the best analysis around. It's really a great system."

ICA's longest-serving portfolio counselor, Mike Shanahan, notes that the experience of Capital's research analysts manifested itself during the stock market's run up of the late 1990s. "Big technology stocks were powering the market. But our analysts thought it was an unsustainable trend; that those companies had no hope of living up to overblown earnings expectations. They were right." Little wonder that ICA didn't rise as much as the broader market during that period of "irrational exuberance." But it hasn't fallen nearly as much during the bear market of the last three years, either.

"Remember, Capital's mantra is, `Invest with a long-term focus based on thorough research and attention to risk,'" Mike says. "This bear market makes me appreciate the vigilance of our analysts all the more."

[Begin Sidebar]
ACCOUNTING PRACTICES AND CORPORATE GOVERNANCE

Given the number of business scandals that have erupted during the past year, it's worth noting that the Investment Company of America's investment adviser, Capital Research and Management Company, has always considered corporate governance to be a vital issue and part of its intensive research process.

Corporate scandals -- which are hardly new in the annals of business history -- have a way of being uncovered in the aftermath of a bull market. A case in point: After the stock market crash of 1929, more than a few companies were shown to have created elaborate schemes to hide liabilities -- a foreshadowing of Enron's off-the-books partnerships some seven decades later.

During the so-called "go-go" years of the late 1960s and early 1970s, questions about accounting practices swirled around a number of once highflying companies -- some of whose stock prices plunged as much as technology stocks have in the past two-and-a-half years.

Capital strongly supports legislation -- signed into law last summer by President Bush -- aimed at ending corporate fraud in the United States. The new law creates an independent auditing and oversight board to be supervised by the U.S. Securities and Exchange Commission, increases penalties (including stiff fines and potential jail time for corporate wrongdoers), forces speedier and more extensive financial disclosure, and creates avenues of recourse for aggrieved investors. We believe that in the long run, these reforms will strengthen corporate governance and be good for investors and for the stock market.

Through direct contact with a company's management and its proxy voting, Capital works hard to encourage wise and ethical corporate conduct. It has no hesitation about using proxy voting to oppose management on certain matters we consider contrary to the best interests of shareholders.
[End Sidebar]

[Begin Sidebar]
[photograph: Dina Perry, portfolio counselor, and Ray Joseph, Jr., analyst]
Teamwork: Portfolio counselors and analysts work closely together. Pictured here: Portfolio counselor Dina Perry and analyst Ray Joseph, Jr.

A WEALTH OF EXPERIENCE

ICA currently has nine portfolio counselors who together bring 233 years of investment experience to managing your investment. Here are the years of experience for these primary decision-makers for the fund.

                                 Years of investment
                                      experience

Mike Shanahan                             38
Jim Rothenberg                            33
Jim Drasdo                                31
Gregg Ireland                             30
Joyce Gordon                              27
Dina Perry                                25
Jim Lovelace                              21
Don O'Neal                                17
Ross Sappenfield                          11
[End Sidebar]


PORTFOLIO MANAGEMENT

No discussion of Capital's research effort would be complete without mentioning that analysts do more than give advice to portfolio counselors; they act as portfolio counselors themselves by running a portion of each American Fund. In ICA's case, the fund is divided into ten parts. Nine are the domain of portfolio counselors like Mike, Gregg and Don O'Neal; the tenth belongs to the research analysts.

Capital calls this the "multiple portfolio counselor system." Blending the best attributes of individualism and teamwork, the system provides stability, flexibility and continuity, not to mention a diversity of experience and investment philosophies.

"Since analysts have spent years getting to know their companies and industries inside and out, it stands to reason that they should be given the opportunity to act on that investment insight," Don says.

That investment insight tends to be extremely influential for portfolio counselors. "Practically all of the stocks in ICA are based on our analysts' recommendations," Gregg says. "We rely heavily on their judgment and insight."

"Giving a portion of ICA's portfolio to us," says Mary, "gives us a direct stake in the fund. It's both a privilege and a responsibility. I get to act on my highest investment convictions. When those investments do well, it's just a great feeling, because it means our shareholders are making money. In the end, that's what we're here for."

Investment portfolio, December 31, 2002


                                                              Percent of
Largest investment categories                                 net assets

Food, beverage & tobacco                                         7.44
Pharmaceuticals & biotechnology                                  6.73
Telecommunication services                                       6.71



Largest industry holdings

Pharmaceuticals                                                  6.66 %
Diversified telecommunication services                           5.79
Beverages and tobacco                                            5.24
Oil & gas                                                        5.13
Media                                                            4.20

                                                            Percent of
Largest equity holdings                                     net assets

Altria Group (formerly Philip Morris)                           3.44 %
Eli Lilly                                                       2.34
SBC Communications                                              1.56
Viacom                                                          1.52
Pharmacia                                                       1.49
Fannie Mae                                                      1.45
Dow Chemical                                                    1.40
Lowe's                                                          1.39
Bank of America                                                 1.27
ChevronTexaco                                                   1.27




                                                                                                     Shares or            Market
                                                                                                     principal             value
Equity securities (common and preferred stocks and convertible debentures)                              amount              (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.96%
Baker Hughes Inc.                                                                                    8,225,000          $264,763
Schlumberger Ltd.                                                                                    5,100,000           214,659

OIL & GAS  -  5.13%
ChevronTexaco Corp.                                                                                  9,495,500           631,261
ConocoPhillips (formed by the merger of Conoco Inc. and Phillips Petroleum Co.)                      3,050,000           147,589
ENI SpA                                                                                             18,000,000           286,199
Exxon Mobil Corp.                                                                                    3,500,000           122,290
Marathon Oil Corp.                                                                                  12,550,000           267,189
Murphy Oil Corp.                                                                                     2,050,000            87,842
Royal Dutch Petroleum Co. (New York registered)                                                      7,620,000           335,432
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                   4,500,000           175,140
"Shell" Transport and Trading Co., PLC                                                               2,900,000            19,095
TOTAL FINA ELF SA, Class B                                                                             900,000           128,553
Unocal Corp.                                                                                        11,440,000           349,835
                                                                                                                       3,029,847

MATERIALS
CHEMICALS  -  1.61%
Air Products and Chemicals, Inc.                                                                       200,000             8,550
Dow Chemical Co.                                                                                    23,450,000           696,465
Rohm and Haas Co.                                                                                    3,000,000            97,440

METALS & MINING  -  1.99%
Alcoa Inc.                                                                                          10,246,400           233,413
Alumina Ltd. (formerly WMC Ltd.)                                                                    19,804,346            54,285
Barrick Gold Corp.                                                                                   9,250,000           142,542
BHP Billiton Ltd.                                                                                    9,412,655            53,444
Newmont Mining Corp.                                                                                 8,000,000           232,240
Phelps Dodge Corp.  (1)                                                                              1,000,000            31,650
Placer Dome Inc.                                                                                    10,000,000           115,000
Rio Tinto PLC                                                                                        4,000,000            79,851
WMC Resources Ltd  (1)                                                                              19,804,346            46,751

PAPER & FOREST PRODUCTS  -  1.53%
Georgia-Pacific Corp., Georgia-Pacific Group                                                         9,599,298           155,125
International Paper Co.                                                                              7,097,235           248,190
MeadWestvaco Corp.                                                                                   3,800,000            93,898
Weyerhaeuser Co.                                                                                     5,375,000           264,504
                                                                                                                       2,553,348

CAPITAL GOODS
AEROSPACE & DEFENSE  -  1.37%
Boeing Co.                                                                                           3,700,000           122,063
Honeywell International Inc.                                                                         4,000,000            96,000
Lockheed Martin Corp.                                                                                   87,400             5,047
Northrop Grumman Corp.                                                                                 500,000            48,500
Raytheon Co.                                                                                        13,334,735           410,043
CONSTRUCTION & ENGINEERING  -  0.05%
Fluor Corp.                                                                                            824,300            23,080
INDUSTRIAL CONGLOMERATES  -  2.44%
3M Co.                                                                                                 700,000            86,310
General Electric Co.                                                                                21,000,000           511,350
Siemens AG                                                                                           4,600,000           195,522
Tyco International Ltd.                                                                             24,728,000           422,354
MACHINERY  -  2.13%
Caterpillar Inc.                                                                                     8,900,000           406,908
Cummins Inc.                                                                                         1,700,000            47,821
Deere & Co.                                                                                          7,900,000           362,215
Illinois Tool Works Inc.                                                                             2,200,000           142,692
Parker Hannifin Corp.                                                                                2,200,000           101,486
                                                                                                                       2,981,391

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  0.75%
Cendant Corp.  (1)                                                                                   2,500,000            26,200
Concord EFS, Inc.  (1)                                                                               2,666,600            41,972
Pitney Bowes Inc.                                                                                    2,000,000            65,320
Sabre Holdings Corp., Class A  (1)                                                                   6,009,680           108,835
Waste Management, Inc.                                                                               5,652,600           129,558
                                                                                                                         371,885

TRANSPORTATION
AIR FREIGHT & LOGISTICS  -  0.31%
FedEx Corp.                                                                                          2,870,000           155,611
AIRLINES  -  0.27%
AMR Corp.  (1)                                                                                       2,000,000            13,200
Delta Air Lines, Inc.                                                                                  942,100            11,399
Southwest Airlines Co.                                                                               8,000,000           111,200
ROAD & RAIL  -  0.25%
Burlington Northern Santa Fe Corp.                                                                   3,000,000            78,030
Canadian Pacific Railway Ltd.                                                                        1,150,000            22,655
Norfolk Southern Corp.                                                                               1,200,000            23,988
                                                                                                                         416,083

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  1.55%
Ford Motor Co.                                                                                       2,500,000            23,250
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032              $   170,000,000           138,890
General Motors Corp.                                                                                13,155,900           484,926
General Motors Corp., Series B, 5.25% convertible debentures 2032                               $   61,025,000            56,387
Honda Motor Co., Ltd.                                                                                1,825,000            67,473
                                                                                                                         770,926

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.18%
Newell Rubbermaid Inc.                                                                               3,000,000            90,990
LEISURE EQUIPMENT & PRODUCTS  -  0.10%
Eastman Kodak Co.                                                                                    1,425,000            49,932
TEXTILES, APPAREL & LUXURY GOODS  -  0.12%
NIKE, Inc., Class B                                                                                  1,300,000            57,811
                                                                                                                         198,733

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.49%
Carnival Corp.                                                                                       8,647,100           215,745
McDonald's Corp.                                                                                     1,600,000            25,728
                                                                                                                         241,473

MEDIA
MEDIA  -  4.20%
AOL Time Warner Inc.  (1)                                                                           44,100,000           577,710
Clear Channel Communications, Inc.  (1)                                                                784,100            29,239
Comcast Corp., Class A  (1)                                                                         13,845,800           326,346
Comcast Corp., Class A, nonvoting  (1)                                                               3,000,000            67,770
Dow Jones & Co., Inc.                                                                                1,687,000            72,929
General Motors Corp., Class H  (1)                                                                   2,200,000            23,540
Interpublic Group of Companies, Inc.                                                                 9,600,000           135,168
Knight-Ridder, Inc.                                                                                    550,500            34,819
Liberty Media Corp., Class A  (1)                                                                    7,280,000            65,083
Viacom Inc., Class A  (1)                                                                            2,392,800            97,650
Viacom Inc., Class B, nonvoting  (1)                                                                16,150,000           658,274
                                                                                                                       2,088,528

RETAILING
INTERNET & CATALOG RETAIL  -  0.17%
eBay Inc.  (1)                                                                                       1,250,000            84,775
MULTILINE RETAIL  -  0.68%
Dollar General Corp.                                                                                 6,126,100            73,207
Kohl's Corp.  (1)                                                                                    2,800,000           156,660
May Department Stores Co.                                                                            4,800,000           110,304
SPECIALTY RETAIL  -  1.95%
Limited Brands, Inc.                                                                                20,149,400           280,681
Lowe's Companies, Inc.                                                                              18,430,000           691,125
                                                                                                                       1,396,752

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.56%
Albertson's, Inc.                                                                                    2,976,500            66,257
Walgreen Co.                                                                                         7,220,000           210,752
                                                                                                                         277,009

FOOD, BEVERAGE & TOBACCO
BEVERAGES AND TOBACCO  -  5.24%
Anheuser-Busch Companies, Inc.                                                                       3,000,000           145,200
Coca-Cola Co.                                                                                        3,750,000           164,325
PepsiCo, Inc.                                                                                        9,400,000           396,868
Altria Group (formerly Philip Morris Companies Inc.)                                                42,250,000         1,712,392
R.J. Reynolds Tobacco Holdings, Inc. (2)                                                             4,461,666           187,881
FOOD PRODUCTS  -  2.20%
General Mills, Inc.                                                                                  6,035,000           283,343
H.J. Heinz Co.                                                                                       5,990,900           196,921
Sara Lee Corp.                                                                                       9,316,100           209,705
Unilever NV (New York registered)                                                                    6,575,000           405,743
                                                                                                                       3,702,378

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.14%
Kimberly-Clark Corp.                                                                                 1,500,000            71,205
PERSONAL PRODUCTS  -  0.70%
Avon Products, Inc.                                                                                  4,935,000           265,848
Gillette Co.                                                                                         2,800,000            85,008
                                                                                                                         422,061

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES  -  0.40%
Applera Corp. - Applied Biosystems Group                                                             5,170,500            90,691
Becton, Dickinson and Co.                                                                            1,500,000            46,035
Guidant Corp.  (1)                                                                                   2,020,000            62,317
HEALTH CARE PROVIDERS & SERVICES  -  0.81%
Aetna Inc.                                                                                           5,000,000           205,600
HCA Inc.                                                                                             4,150,000           172,225
IMS Health Inc.                                                                                      1,500,000            24,000
                                                                                                                         600,868

PHARMACEUTICALS & BIOTECHNOLOGY
BIOTECHNOLOGY  -  0.07%
Genentech, Inc.  (1)                                                                                 1,000,000            33,160
PHARMACEUTICALS  -  6.66%
Abbott Laboratories                                                                                  1,500,000            60,000
AstraZeneca PLC                                                                                      5,485,000           193,423
AstraZeneca PLC                                                                                      5,800,900           207,323
AstraZeneca PLC (ADR)                                                                                  199,000             6,983
Bristol-Myers Squibb Co.                                                                            11,907,600           275,661
Eli Lilly and Co.                                                                                   18,316,700         1,163,110
Merck & Co., Inc.                                                                                    1,700,000            96,237
Novartis AG                                                                                          1,366,000            49,898
Novartis AG (ADR)                                                                                      256,556             9,423
Pfizer Inc                                                                                           9,300,000           284,301
Pharmacia Corp.                                                                                     17,710,000           740,278
Schering-Plough Corp.                                                                                3,900,000            86,580
Wyeth                                                                                                3,777,800           141,290
                                                                                                                       3,347,667

BANKS
BANKS  -  3.67%
Bank of America Corp.                                                                                9,094,240           632,686
BANK ONE CORP.                                                                                       7,415,000           271,018
FleetBoston Financial Corp.                                                                         11,013,400           267,626
National City Corp.                                                                                  3,850,000           105,182
Wachovia Corp.                                                                                       2,010,000            73,244
Washington Mutual, Inc.                                                                              7,000,000           241,710
Wells Fargo & Co.                                                                                    5,000,000           234,350
                                                                                                                       1,825,816

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  3.63%
Capital One Financial Corp.                                                                          5,250,000           156,030
Capital One Financial Corp. 6.25% Upper DECS 2005                                               $   72,500,000            41,543
Fannie Mae                                                                                          11,200,000           720,496
Freddie Mac                                                                                          1,100,000            64,955
Household International, Inc.                                                                        5,550,000           154,346
J.P. Morgan Chase & Co.                                                                             24,850,000           596,400
SLM Corp.                                                                                              693,200            71,996
                                                                                                                       1,805,766

INSURANCE
INSURANCE  -  3.29%
Allstate Corp.                                                                                      11,750,000           434,633
American International Group, Inc.                                                                  10,363,900           599,552
Aon Corp.                                                                                            2,183,800            41,252
Berkshire Hathaway Inc., Class A  (1)                                                                    1,500           109,125
Hartford Financial Services Group, Inc.                                                              2,200,000            99,946
Lincoln National Corp.                                                                               2,200,000            69,476
Marsh & McLennan Companies, Inc.                                                                       574,200            26,534
SAFECO Corp.                                                                                         4,150,000           143,881
St. Paul Companies, Inc.                                                                             3,300,000           112,365
                                                                                                                       1,636,764

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.54%
Computer Sciences Corp.  (1)                                                                         3,178,300           109,492
Electronic Data Systems Corp.                                                                        8,600,000           158,498
SOFTWARE  -  0.83%
Microsoft Corp.  (1)                                                                                 7,237,300           374,168
Oracle Corp.  (1)                                                                                    3,683,300            39,780
                                                                                                                         681,938

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT  -  1.14%
Cisco Systems, Inc.  (1)                                                                            22,550,000           295,405
Motorola, Inc.                                                                                       4,500,000            38,925
Motorola, Inc. 7.00% convertible preferred 2004, units                                         $   120,000,000            76,800
Nokia Corp. (ADR)                                                                                   10,150,000           157,325
COMPUTERS & PERIPHERALS  -  1.74%
Dell Computer Corp.  (1)                                                                             1,700,000            45,458
EMC Corp.  (1)                                                                                       5,500,000            33,770
Hewlett-Packard Co.                                                                                 10,500,000           182,280
International Business Machines Corp.                                                                7,195,000           557,613
Sun Microsystems, Inc.  (1)                                                                         15,000,000            46,650
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.49%
Agilent Technologies, Inc.  (1)                                                                      3,000,000            53,880
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (3)  (4)                           $    4,445,000             4,284
Sanmina-SCI Corp.  (1)                                                                              11,850,000            53,207
Solectron Corp.  (1)                                                                                23,500,000            83,425
Solectron Corp. 7.25% convertible preferred 2004, units                                        $   100,000,000            46,800
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.24%
Altera Corp.  (1)                                                                                    3,500,000            43,155
Applied Materials, Inc.  (1)                                                                         6,770,000            88,213
Intel Corp.                                                                                          2,140,000            33,320
KLA-Tencor Corp.  (1)                                                                                1,425,000            50,402
Linear Technology Corp.                                                                              4,950,000           127,314
LSI Logic Corp.  (1)                                                                                 2,200,000            12,694
Maxim Integrated Products, Inc.                                                                      3,200,000           105,728
Micron Technology, Inc.  (1)                                                                         1,500,000            14,610
Taiwan Semiconductor Manufacturing Co. Ltd.  (1)                                                    80,300,000            98,866
Texas Instruments Inc.                                                                              29,810,000           447,448
Xilinx, Inc.  (1)                                                                                    4,500,000            92,700
                                                                                                                       2,790,272

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.79%
ALLTEL Corp.                                                                                         6,450,000           328,950
ALLTEL Corp. 7.75% 2005, units                                                                  $   57,200,000            58,722
AT&T Corp.                                                                                          13,780,000           359,796
Deutsche Telekom AG                                                                                 13,186,200           169,112
SBC Communications Inc.                                                                             28,550,000           773,991
Sprint Corp. - FON Group (formerly Sprint FON Group)                                                43,300,000           626,984
Telefonos de Mexico, SA de CV, Class L (ADR)                                                         3,000,000            95,940
Verizon Communications Inc.                                                                         12,100,000           468,875
WIRELESS TELECOMMUNICATION SERVICES  -  0.92%
AT&T Wireless Services, Inc.  (1)                                                                   43,723,700           247,039
Sprint Corp. 7.125% convertible preferred 2004, units                                          $   172,500,000            50,439
Vodafone Group PLC (ADR)                                                                             8,750,000           158,550
                                                                                                                       3,338,398

UTILITIES
ELECTRIC UTILITIES  -  1.70%
Ameren Corp.                                                                                         2,000,000            83,140
American Electric Power Co., Inc.                                                                    4,850,000           132,551
Consolidated Edison, Inc.                                                                              166,900             7,147
Dominion Resources, Inc.                                                                             7,131,912           391,542
FPL Group, Inc.                                                                                      1,000,000            60,130
Southern Co.                                                                                         4,386,500           124,533
TXU Corp.                                                                                            2,400,000            44,832
MULTI-UTILITIES & UNREGULATED POWER  -  1.25%
Calpine Corp.  (1)                                                                                   5,000,000            16,300
Duke Energy Corp.                                                                                   25,000,000           488,500
El Paso Corp.                                                                                       17,155,900           119,405
                                                                                                                       1,468,080

Miscellaneous  -  2.14%
Other equity securities in initial period of acquisition                                                               1,063,664


Total equity securities (cost: $33,664,301,000)                                                                       37,009,647



                                                                                                     Principal            Market
                                                                                                        amount             value
Corporate bonds & notes                                                                                   (000)             (000)

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  0.33%
Ford Motor Credit Co. 6.875% 2006                                                                 $     30,000           $30,073
General Motors Acceptance Corp.:
 6.15% 2007                                                                                             30,000            30,550
 6.875% 2011                                                                                            50,000            49,944
 7.25% 2011                                                                                             50,000            51,029
                                                                                                                         161,596

MEDIA
MEDIA  -  0.04%
AOL Time Warner Inc. 5.625% 2005                                                                        21,045            21,534


HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SERVICES  -  0.06%
Columbia/HCA Healthcare Corp. 6.91% 2005                                                                15,000            15,770
HCA Inc. 7.125% 2006                                                                                    15,000            15,908
                                                                                                                          31,678

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  0.17%
Capital One Financial Corp.:
 7.25% 2006                                                                                             17,385            16,698
 8.75% 2007                                                                                             14,750            14,433
Household Finance Corp. 5.75% 2007                                                                      50,000            52,378
                                                                                                                          83,509

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.15%
AT&T Corp.: (4)
 6.50% 2006 (3)                                                                            Euro          9,815            10,311
 7.00% 2006                                                                                       $     80,065            85,661
 7.80% 2011                                                                                            257,425           281,914
Deutsche Telekom International Finance B.V. 8.125% 2012                                    Euro         30,000            35,227
VoiceStream Wireless Corp. 10.375% 2009                                                           $     50,000            52,750
Sprint Capital Corp.:
 5.875% 2004                                                                                           104,518           103,513
 7.90% 2005                                                                                            242,710           245,285
 7.125% 2006                                                                                            19,500            19,321
 6.00% 2007                                                                                              2,000             1,892
 6.125% 2008                                                                                            23,050            21,006
 7.625% 2011                                                                                            15,500            14,751
 8.375% 2012                                                                                           197,500           196,886
WIRELESS TELECOMMUNICATION SERVICES  -  0.54%
AT&T Wireless Services, Inc.:
 6.875% 2005                                                                                            15,500            15,975
 7.35% 2006                                                                                             59,690            61,532
 7.50% 2007                                                                                            134,530           138,718
 7.875% 2011                                                                                            22,000            22,150
 8.125% 2012                                                                                            30,000            30,209
                                                                                                                       1,337,101

UTILITIES
UTILITIES  -  0.05%
The Williams Companies, Inc.:
 6.625% 2004                                                                                             3,550             2,663
 9.25% 2004                                                                                             12,500            10,000
 8.125% 2012 (3)                                                                                         5,450             3,733
Williams Holdings of Delaware, Inc. 6.50% 2008                                                          11,000             7,095
                                                                                                                          23,491

Total corporate bonds & notes (cost: $1,524,228,000)                                                                   1,658,909


                                                                                                     Principal            Market
                                                                                                        amount             value
U.S. Treasury & agency obligations                                                                        (000)             (000)

FEDERAL AGENCY
COLLATERALIZED MORTGAGE OBLIGATIONS  -  6.13%
Fannie Mae 6.00%-6.50% due 4/1/2017-5/1/2032 (5)                                                $    2,902,884        $3,050,984


NON-PASS-THROUGH OBLIGATIONS  -  3.31%
Fannie Mae 5.25%-7.125% due 8/15/2004-5/15/2011                                                      1,316,000         1,442,780
Freddie Mac 7.00% due 7/15/2005                                                                        183,000           205,258
                                                                                                                       4,699,022

U.S. TREASURY NOTES & BONDS
U.S. TREASURY NOTES & BONDS  -  3.60%
4.25% March 2003                                                                                       580,000           584,304
5.25% August 2003                                                                                      580,000           594,430
3.00% February 2004                                                                                    600,000           611,964
                                                                                                                       1,790,698


Total U.S. Treasury & agency obligations (cost: $6,248,440,000)                                                        6,489,720



                                                                                                     Principal            Market
                                                                                                        amount             value
Short-term securities                                                                                     (000)             (000)

Federal agency discount notes  -  5.99%
Fannie Mae 1.25%-1.77% due 1/8-4/28/2003                                                        $    1,088,565        $1,086,608
Federal Home Loan Bank 1.24%-1.692% due 1/2-4/30/2003                                                  842,116           840,598
Freddie Mac 1.24%-1.70% due 1/2-4/14/2003                                                            1,057,366         1,055,337


Corporate short-term notes  -  2.92%
Abbott Laboratories Inc. 1.28% due 1/7-1/16/2003 (3)                                                    87,200            87,167
American Express Credit Corp. 1.29% due 1/10/2003                                                       50,000            49,982
Archer Daniels Midland Co. 1.32%-1.34% due 2/26-3/3/2003 (3)                                            37,300            37,218
BellSouth Corp. 1.27%-1.31% due 1/7-1/14/2003 (3)                                                       46,000            45,982
Citicorp 1.33%-1.37% due 1/6-4/29/2003                                                                 125,000           124,718
Coca-Cola Co. 1.29%-1.52% due 1/17-3/4/2003                                                             74,300            74,189
E.I. DuPont de Nemours & Co. 1.50% due 1/14-1/30/2003                                                   64,400            64,332
Gannett Co. 1.28% due 1/8-1/10/2003 (3)                                                                 77,700            77,674
General Dynamics Corp. 1.74% due 1/23/2003 (3)                                                          25,000            24,972
General Electric Capital Corp. 1.32%-1.36% due 1/6-1/29/2003                                           150,000           149,893
Johnson & Johnson 1.28% due 3/10/2003 (3)                                                               35,000            34,912
Kraft Foods Inc. 1.30%-1.35% due 1/27-2/26/2003                                                        148,917           148,696
Medtronic Inc. 1.61% due 1/16/2003 (3)                                                                  35,000            34,975
Merck & Co. Inc. 1.29%-1.30% due 1/14-1/31/2003                                                        117,800           117,719
Minnesota Mining and Manufacturing Co. 1.28% due 1/31/2003                                              28,415            28,384
Pfizer Inc 1.27%-1.31% due 1/13-3/3/2003 (3)                                                           150,000           149,789
Procter & Gamble Co. 1.31% due 1/13/2003 (3)                                                            25,000            24,988
Schering Corp. 1.29%-1.30% due 1/23-2/13/2003                                                           50,000            49,940
United Parcel Service Inc. 1.27%-1.29% due 1/21-1/31/2003                                              100,000            99,907
Wells Fargo & Co. 1.31% due 1/24/2003                                                                   30,000            29,974


U.S. Treasuries  -  0.10%
U.S. Treasury Bills 1.245% due 4/24/2003                                                                50,000            49,813
Total short-term securities (cost: $4,487,675,000)                                                                     4,487,767


Total investment securities (cost: $45,924,644,000)                                                                   49,646,043



New Taiwanese Dollar (cost: $7,652,000)                                                             NT$263,187             7,607
Other assets less liabilities                                                                                            106,976

Net assets                                                                                                           $49,760,626

(1) Security did not produce income during the last 12 months.
(2) The fund owns 5.06% of the outstanding voting securities of R.J. Reynolds Tobacco Holdings, Inc. and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Coupon rate may change periodically.
(5) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity Securities appearing in the portfolio Since June 30, 2002
Calpine
Capital One
Concord EFS
eBay
KLA-Tencor
MeadWestvaco
Norfolk Southern
Northrop Grumman
WMC Resources

Equity Securities eliminated from the portfolio Since June 30, 2002
America Movil
AutoZone
Chubb
Comerica
ConAgra Foods
Corning
Edison International
EnCana
Fuji Photo Film
Fujitsu
Gap
Halliburton
Jefferson-Pilot
Johnson & Johnson
Pinnacle West Capital
PMC-Sierra
Sumitomo Mitsui Banking
Thermo Electron
Toronto-Dominion Bank
United Technologies
Williams Companies


The Investment Company of America
Financial statements


Statement of assets and liabilities at December 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $45,787,993)                                                 $49,458,162
  Affiliated issuers (cost: $136,651)                                                          187,881              $49,646,043
 Cash denominated in non-U.S. currencies
  (cost: $7,652)                                                                                                          7,607
 Cash                                                                                                                       201
 Receivables for:
  Sales of investments                                                                          17,377
  Sales of fund's shares                                                                        82,082
  Dividends and interest                                                                       190,458                  289,917
                                                                                                                     49,943,768
Liabilities:
 Payables for:
  Purchases of investments                                                                      74,841
  Repurchases of fund's shares                                                                  79,636
  Investment advisory services                                                                  10,140
  Services provided by affiliates                                                               16,486
  Deferred Directors' and Advisory Board compensation                                            1,924
  Other fees and expenses                                                                          115                  183,142
Net assets at December 31, 2002                                                                                     $49,760,626

Net assets consist of:
 Capital paid in on shares of capital stock                                                                         $45,878,912
 Undistributed net investment income                                                                                    161,948
 Distributions in excess of net realized gain                                                                            (1,757)
 Net unrealized appreciation                                                                                          3,721,523
Net assets at December 31, 2002                                                                                     $49,760,626


                                       Authorized shares of
                                            capital stock -                                                      Net asset value
                                            $.001 par value          Net assets       Shares outstanding            per share (1)

Class A                                           2,500,000         $46,128,884                1,964,419                  $23.48
Class B                                             250,000           1,841,136                   78,635                   23.41
Class C                                             250,000           1,024,864                   43,830                   23.38
Class F                                             250,000             414,956                   17,685                   23.46
Class 529-A                                         325,000             153,204                    6,526                   23.48
Class 529-B                                          75,000              40,460                    1,725                   23.45
Class 529-C                                         150,000              45,065                    1,922                   23.45
Class 529-E                                          75,000               5,699                      243                   23.45
Class 529-F                                          75,000                 382                       16                   23.47
Class R-1                                            75,000               1,028                       44                   23.46
Class R-2                                           100,000              23,887                    1,018                   23.46
Class R-3                                           300,000              24,397                    1,039                   23.47
Class R-4                                            75,000               8,839                      377                   23.47
Class R-5                                           150,000              47,825                    2,037                   23.48

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $24.91 for each.

See Notes to Financial Statements


Statement of operations for the year ended December 31, 2002
(dollars in thousands)
Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $14,387; also includes
            $16,620 from affiliates)                                                         $912,800
  Interest (net of non-U.S. withholding
            tax of $20)                                                                       416,637               $1,329,437

 Fees and expenses:
  Investment advisory services                                                                129,674
  Distribution services                                                                       142,403
  Transfer agent services                                                                      49,033
  Administrative services                                                                       2,452
  Reports to shareholders                                                                       2,334
  Registration statement and prospectus                                                         1,706
  Postage, stationery and supplies                                                              7,253
  Directors' and Advisory Board compensation                                                      588
  Auditing and legal                                                                              150
  Custodian                                                                                     1,454
  State and local taxes                                                                           632
  Other                                                                                           113
  Total expenses before reimbursement                                                         337,792
   Reimbursement of expenses                                                                       12                  337,780
 Net investment income                                                                                                 991,657

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                                 838,303
  Non-U.S. currency transactions                                                               (1,572)                 836,731
 Net unrealized (depreciation) appreciation on:
  Investments                                                                             (10,409,716)
  Non-U.S. currency translations                                                                  251              (10,409,465)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                            (9,572,734)
Net decrease in net assets resulting
 from operations                                                                                                   $(8,581,077)




Statement of changes in net assets
(dollars in thousands)

                                                                                                    Year ended December 31
                                                                                                 2002                     2001
Operations:
 Net investment income                                                                       $991,657                 $819,564
 Net realized gain on investments and
  non-U.S. currency transactions                                                              836,731                  972,412
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                       (10,409,465)              (4,453,803)
  Net decrease in net assets
   resulting from operations                                                               (8,581,077)              (2,661,827)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                      (1,050,322)                (972,633)
 Distributions from net realized gain
  on investments                                                                             (948,702)              (1,116,727)
   Total dividends and distributions paid
    to shareholders                                                                        (1,999,024)              (2,089,360)

Capital share transactions                                                                  4,053,315                4,387,730

Total decrease in net assets                                                               (6,526,786)                (363,457)

Net assets:
 Beginning of year                                                                         56,287,412               56,650,869
 End of year (including undistributed net investment income: $161,948 and
  $224,805,respectively)                                                                  $49,760,626              $56,287,412

See Notes to Financial Statements



Notes to financial statements


1. Organization and significant accounting policies

Organization - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B         None             Declines from 5%              Classes B and 529-B
                                               to zero                       convert to
                                               for redemptions within        classes A and 529-A,
                                               six years of                  respectively, after
                                               purchase                      eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.


3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; expenses deferred for tax purposes; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $45,929,757,000.

During the year ended December 31, 2002, the fund reclassified $116,042,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains
                                                                                               $164,138
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2002 through December 31, 2002                                                                     (267)

Gross unrealized appreciation on investment securities
                                                                                               8,027,930
Gross unrealized depreciation on investment securities                                        (4,304,037)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended December 31, 2002
                                     Distributions from ordinary income
                                        Net investment
                                            income and    Short-term        Distributions from long-term    Total distributions
Share class                             currency gains capital gains                       capital gains                   paid
Class A                                    $ 1,008,396             -                           $ 887,548            $ 1,895,944
Class B                                         21,641             -                              32,496                 54,137
Class C                                         10,712             -                              17,283                 27,995
Class F                                          6,321             -                               6,593                 12,914
Class 529-A(1)                                   1,613             -                               2,082                  3,695
Class 529-B(1)                                     269             -                                 555                    824
Class 529-C(1)                                     303             -                                 611                    914
Class 529-E(1)                                      47             -                                  74                    121
Class 529-F(1)                                       2             -                                   4                      6
Class R-1(2)                                         5             -                                  15                     20
Class R-2(2)                                       114             -                                 321                    435
Class R-3(2)                                       112             -                                 309                    421
Class R-4(2)                                        46             -                                 112                    158
Class R-5(2)                                       741             -                                 699                  1,440
Total                                      $ 1,050,322             -                           $ 948,702            $ 1,999,024

Year ended December 31, 2001
                                     Distributions from ordinary income
                                        Net investment
                                            income and    Short-term        Distributions from long-term    Total distributions
Share class                             currency gains capital gains                       capital gains                   paid
Class A                                      $ 959,826             -                         $ 1,089,756            $ 2,049,582
Class B                                          9,501             -                              19,552                 29,053
Class C(3)                                       2,076             -                               5,375                  7,451
Class F(3)                                       1,230             -                               2,044                  3,274
Total                                        $ 972,633             -                         $ 1,116,727            $ 2,089,360

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(3) Class C and F shares were offered beginning March 15, 2001.


4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.222% on such assets in excess of $71 billion. For the year ended December 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.242% of average month-end net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended December 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $116,270         $47,118        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           16,571            1,915        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            8,184         Included in         $1,472
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F             775          Included in            584
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           129          Included in            193
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           188          Included in             59
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C           213          Included in             63
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           11           Included in              5
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-F           -*           Included in              -*
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-1             3           Included in               3
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-2            36           Included in              27
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-3            19           Included in              14
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-4             4           Included in               4
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-5      Not applicable     Included in              28
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     Total           $142,403         $49,033             $2,452
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


5. Warrants

As of December 31, 2002, the fund had warrants outstanding which may be exercised at any time for the purchase of 822,026 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2002, the net asset value of Class A shares would have been reduced by $0.01 per share.


6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended December 31, 2002

Share class                       Sales(1)          Sales(1)                   Reinvestments of dividends and distributions
                                   Amount            Shares                                   Amount             Shares
Class A                       $ 6,693,985           255,431                              $ 1,756,908             69,477
Class B                         1,057,376            40,132                                   52,386              2,107
Class C                           837,810            31,926                                   26,931              1,092
Class F                           381,789            14,772                                   11,110                448
Class 529-A(2)                    168,803             6,496                                    3,695                152
Class 529-B(2)                     44,496             1,722                                      824                 34
Class 529-C(2)                     50,297             1,938                                      913                 38
Class 529-E(2)                      6,158               243                                      121                  5
Class 529-F(2)                        385                16                                        6                 -*
Class R-1(3)                        1,100                46                                       20                  1
Class R-2(3)                       28,401             1,199                                      434                 18
Class R-3(3)                       27,920             1,172                                      419                 17
Class R-4(3)                        9,005               390                                      157                  7
Class R-5(3)                       57,752             2,155                                    1,273                 52
Total net increase
   (decrease) in fund         $ 9,365,277           357,638                              $ 1,855,197             73,448


Year ended December 31, 2001

Share class                       Sales(1)          Sales(1)                   Reinvestments of dividends and distributions
                                   Amount            Shares                                   Amount             Shares
Class A                       $ 6,534,080           221,910                              $ 1,884,217             64,925
Class B                           976,698            33,294                                   28,010                978
Class C(4)                        501,953            17,317                                    7,161                254
Class F(4)                        198,978             6,922                                    2,696                 95
Total net increase
   (decrease) in fund         $ 8,211,709           279,443                              $ 1,922,084             66,252



Year ended December 31, 2002

Share class                   Repurchases(1)        Repurchases(1)          Net increase                  Net increase
                                     Amount                Shares                 Amount                        Shares
Class A                        $ (6,665,696)             (264,017)           $ 1,785,197                        60,891
Class B                            (230,619)               (9,342)               879,143                        32,897
Class C                            (148,918)               (6,075)               715,823                        26,943
Class F                            (103,788)               (4,193)               289,111                        11,027
Class 529-A(2)                       (2,983)                 (122)               169,515                         6,526
Class 529-B(2)                         (737)                  (31)                44,583                         1,725
Class 529-C(2)                       (1,301)                  (54)                49,909                         1,922
Class 529-E(2)                         (112)                   (5)                 6,167                           243
Class 529-F(2)                           (1)                   -*                    390                            16
Class R-1(3)                            (77)                   (3)                 1,043                            44
Class R-2(3)                         (4,693)                 (199)                24,142                         1,018
Class R-3(3)                         (3,568)                 (150)                24,771                         1,039
Class R-4(3)                           (451)                  (20)                 8,711                           377
Class R-5(3)                         (4,215)                 (170)                54,810                         2,037
Total net increase
   (decrease) in fund          $ (7,167,159)             (284,381)           $ 4,053,315                       146,705


Year ended December 31, 2001

Share class                   Repurchases(1)        Repurchases(1)          Net increase                  Net increase
                                     Amount                Shares                 Amount                        Shares
Class A                        $ (5,639,751)             (192,784)           $ 2,778,546                        94,051
Class B                             (76,876)               (2,684)               927,832                        31,588
Class C(4)                          (19,333)                 (683)               489,781                        16,888
Class F(4)                          (10,103)                 (359)               191,571                         6,658
Total net increase
   (decrease) in fund          $ (5,746,063)             (196,510)           $ 4,387,730                       149,185


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.


7. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2002, the total value of restricted securities was $536,005,000, which represents 1.08% of the net assets of the fund.


8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $21,891,306,000 and $12,967,078,000, respectively, during the year ended December 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2002, the custodian fee of $1,454,000 includes $111,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                                            Income (loss) from investment operations(2)
                                                                                                    Net
                                          Net asset                                       (losses)gains
                                             value,                  Net                  on securities                  Total from
                                          beginning           investment                 (both realized                  investment
                                          of period               income                 and unrealized)                 operations
Class A:
 Year ended 12/31/2002                       $28.53                 $.49                         $(4.56)                     $(4.07)
 Year ended 12/31/2001                        31.07                  .44                          (1.87)                      (1.43)
 Year ended 12/31/2000                        32.46                  .56                            .65                        1.21
 Year ended 12/31/1999                        31.07                  .49                           4.45                        4.94
 Year ended 12/31/1998                        28.25                  .48                           5.79                        6.27
Class B:
 Year ended 12/31/2002                        28.47                  .30                          (4.57)                      (4.27)
 Year ended 12/31/2001                        31.01                  .19                          (1.83)                      (1.64)
 Period from 3/15/2000 to 12/31/2000          31.13                  .26                           1.55                        1.81
Class C:
 Year ended 12/31/2002                        28.44                  .30                          (4.58)                      (4.28)
 Period from 3/15/2001 to 12/31/2001          29.05                  .09                           (.14)                       (.05)
Class F:
 Year ended 12/31/2002                        28.52                  .49                          (4.59)                      (4.10)
 Period from 3/15/2001 to 12/31/2001          29.10                  .27                           (.13)                        .14
Class 529-A:
 Period from 2/15/2002 to 12/31/2002          27.88                  .46                          (3.91)                      (3.45)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002          27.88                  .28                          (3.92)                      (3.64)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002          27.47                  .28                          (3.50)                      (3.22)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002           28.27                  .38                          (4.52)                      (4.14)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002          23.98                  .16                           (.19)                       (.03)
Class R-1:
 Period from 6/6/2002 to 12/31/2002           27.27                  .20                          (3.36)                      (3.16)
Class R-2:
 Period from 5/21/2002 to 12/31/2002          28.23                  .23                          (4.34)                      (4.11)
Class R-3:
 Period from 6/4/2002 to 12/31/2002           27.58                  .27                          (3.69)                      (3.42)
Class R-4:
 Period from 5/28/2002 to 12/31/2002          28.22                  .32                          (4.33)                      (4.01)
Class R-5:
 Period from 5/15/2002 to 12/31/2002          28.37                  .39                          (4.50)                      (4.11)





                                                          Dividends and distributions

                                           Dividends
                                           (from net           Distributions                    Total
                                          investment           (from capital            dividends and
                                              income)                  gains)           distributions
Class A:
 Year ended 12/31/2002                         $(.52)                  $(.46)                   $(.98)
 Year ended 12/31/2001                          (.52)                   (.59)                   (1.11)
 Year ended 12/31/2000                          (.52)                  (2.08)                   (2.60)
 Year ended 12/31/1999                          (.51)                  (3.04)                   (3.55)
 Year ended 12/31/1998                          (.51)                  (2.94)                   (3.45)
Class B:
 Year ended 12/31/2002                          (.33)                   (.46)                    (.79)
 Year ended 12/31/2001                          (.31)                   (.59)                    (.90)
 Period from 3/15/2000 to 12/31/2000            (.25)                  (1.68)                   (1.93)
Class C:
 Year ended 12/31/2002                          (.32)                   (.46)                    (.78)
 Period from 3/15/2001 to 12/31/2001            (.21)                   (.35)                    (.56)
Class F:
 Year ended 12/31/2002                          (.50)                   (.46)                    (.96)
 Period from 3/15/2001 to 12/31/2001            (.37)                   (.35)                    (.72)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002            (.49)                   (.46)                    (.95)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002            (.33)                   (.46)                    (.79)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002            (.34)                   (.46)                    (.80)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002             (.33)                   (.35)                    (.68)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002            (.13)                   (.35)                    (.48)
Class R-1:
 Period from 6/6/2002 to 12/31/2002             (.30)                   (.35)                    (.65)
Class R-2:
 Period from 5/21/2002 to 12/31/2002            (.31)                   (.35)                    (.66)
Class R-3:
 Period from 6/4/2002 to 12/31/2002             (.34)                   (.35)                    (.69)
Class R-4:
 Period from 5/28/2002 to 12/31/2002            (.39)                   (.35)                    (.74)
Class R-5:
 Period from 5/15/2002 to 12/31/2002            (.43)                   (.35)                    (.78)

                                                                                               Ratio of                  Ratio of
                                             Net asset                    Net assets,          expenses                net income
                                            value, end          Total   end of period        to average                to average
                                             of period       return(3)   (in millions)       net assets                net assets
Class A:
 Year ended 12/31/2002                          $23.48         (14.47)%       $46,129              .59%                  1.89%
 Year ended 12/31/2001                           28.53          (4.59)         54,315               .57                   1.49
 Year ended 12/31/2000                           31.07           3.84          56,212               .56                   1.74
 Year ended 12/31/1999                           32.46          16.55          56,095               .55                   1.54
 Year ended 12/31/1998                           31.07          22.93          48,498               .55                   1.65
Class B:
 Year ended 12/31/2002                           23.41         (15.18)          1,841              1.39                   1.18
 Year ended 12/31/2001                           28.47          (5.30)          1,302              1.35                    .66
 Period from 3/15/2000 to 12/31/2000             31.01           5.87             439              1.34 (5)               1.06 (5)
Class C:
 Year ended 12/31/2002                           23.38         (15.20)          1,025              1.45                   1.17
 Period from 3/15/2001 to 12/31/2001             28.44           (.19)            480              1.52 (5)                .38 (5)
Class F:
 Year ended 12/31/2002                           23.46         (14.59)            415               .70                   1.92
 Period from 3/15/2001 to 12/31/2001             28.52            .48             190               .72 (5)               1.17 (5)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002             23.48         (12.57)            153               .71 (5)               2.17 (5)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002             23.45         (13.22)             41              1.58 (5)               1.30 (5)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002             23.45         (11.91)             45              1.57 (5)               1.32 (5)
Class 529-E:
 Period from 3/1/2002 to 12/31/2002              23.45         (14.72)              6              1.03 (5)               1.90 (5)
Class 529-F:
 Period from 9/16/2002 to 12/31/2002             23.47           (.14)           - (4)              .23                    .68
Class R-1:
 Period from 6/6/2002 to 12/31/2002              23.46         (11.68)              1              1.47 (5),(6)           1.49 (5)
Class R-2:
 Period from 5/21/2002 to 12/31/2002             23.46         (14.64)             24              1.43 (5),(6)           1.61 (5)
Class R-3:
 Period from 6/4/2002 to 12/31/2002              23.47         (12.49)             24              1.05 (5),(6)           2.00 (5)
Class R-4:
 Period from 5/28/2002 to 12/31/2002             23.47         (14.31)              9               .69 (5),(6)           2.25 (5)
Class R-5:
 Period from 5/15/2002 to 12/31/2002             23.48         (14.59)             48               .37 (5)               2.56 (5)

                                                                                     Year ended December 31
                                                                    2002       2001           2000            1999            1998

Portfolio turnover rate for all classes of shares                    27%        22%            25%             28%             24%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.43%, 1.57%, 1.11% and .73% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.



Report of independent accountants

To the Board of Directors and Shareholders of The Investment Company of America:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 31, 2003


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended December 31, 2002:                                          1 year                Life of class

CLASS B SHARES
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase                                 -19.29%                -6.84%/1/
Not reflecting CDSC                                                                  -15.18%                -5.63%/1/

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                  -16.02%                -8.86%/2/
Not reflecting CDSC                                                                  -15.20%                -8.86%/2/

CLASS F SHARES/3/
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                              -14.59%                -8.15%/2/

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                 --                   -17.59%/4/
Not reflecting maximum sales charge                                                   --                   -12.57%/4/

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                             --                   -17.43%/4/
Not reflecting CDSC                                                                   --                   -13.22%/4/

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                      --                   -12.76%/5/
Not reflecting CDSC                                                                   --                   -11.91%/5/

CLASS 529-E SHARES/3/
Total return                                                                          --                   -14.72%/6/

CLASS 529-F SHARES
Results for Class 529-F shares are not shown because of the brief time between their initial sales and the end of the period.

/1/ Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/ Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.
/3/ These shares are sold without any initial or contingent deferred sales charge.
/4/ Total return from February 15, 2002, when Class 529-A and Class 529-B shares were first sold.
/5/ Total return from February 19, 2002, when Class 529-C shares were first sold.
/6/ Total return from March 1, 2002, when Class 529-E shares were first sold.


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2002, the fund paid a long-term capital gain distribution of $948,702,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 83% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2003 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



RESULTS OF MEETING OF SHAREHOLDERS held august 8, 2002 (unaudited)

Shares outstanding (all classes) on record date (June 10, 2002)  2,088,341,286
Total shares voting on August 8, 2002                            1,341,281,762         (64.2%)

PROPOSAL 1: ELECTION OF DIRECTORS
                                                                          PERCENT                                      PERCENT
                                                                         OF SHARES                                    OF SHARES
DIRECTOR                                         VOTES FOR               VOTING FOR           VOTES WITHHELD           WITHHELD

Louise H. Bryson                               1,320,525,650                  99%               20,756,112                1%
Mary Anne Dolan                                1,320,391,087                  99                20,890,675                1
Martin Fenton                                  1,319,060,011                  99                22,221,751                1
Leonard R. Fuller                              1,319,602,616                  99                21,679,146                1
Claudio X. Gonzalez Laporte                    1,318,270,375                  99                23,011,387                1
Paul G. Haaga, Jr.                             1,319,696,954                  99                21,584,808                1
James B. Lovelace                              1,320,651,696                  99                20,630,066                1
John G. McDonald                               1,319,167,077                  99                22,114,685                1
Bailey Morris-Eck                              1,320,591,469                  99                20,690,293                1
Richard G. Newman                              1,319,258,743                  99                22,023,019                1
Donald D. O'Neal                               1,320,964,561                  99                20,317,201                1
Olin C. Robison                                1,320,349,926                  99                20,931,836                1
James F. Rothenberg                            1,320,723,831                  99                20,557,931                1
R. Michael Shanahan                            1,320,949,276                  99                20,332,486                1
William J. Spencer                             1,319,580,133                  99                21,701,629                1

PROPOSAL 2: RATIFICATION OF ACCOUNTANTS
                                PERCENT                                    PERCENT                                 PERCENT
                               OF SHARES                                  OF SHARES                                OF SHARES
     VOTES FOR                VOTING FOR          VOTES AGAINST        VOTING AGAINST         ABSTENTIONS         ABSTAINING

   1,311,293,659                  98%               9,180,014                1%               20,808,089              1%

BOARD OF DIRECTORS, ADVISORY BOARD AND OFFICERS

"NON-INTERESTED" DIRECTORS
                                             YEAR FIRST
                                              ELECTED A
                                             DIRECTOR OF
NAME AND AGE                                  THE FUND/1/     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Louise H. Bryson, 58                            1999          Executive Vice President, Distribution and Business Development,
                                                              Lifetime Television; Director and former Chairman of the Board, KCET -
                                                              Los Angeles (public television station); former Senior Vice President, fx Networks, Inc: Fox Inc.

Mary Anne Dolan, 55                             2000          Founder and President, M.A.D., Inc. (communications company); former
                                                              Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 67                               2000          Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           2002          President and CEO, Fuller Consulting (financial management consulting firm)

Claudio X. Gonzalez Laporte, 68                 2001          Chairman of the Board and CEO, Kimberly-Clark de Mexico, S.A

John G. McDonald, 65                            1976          The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                              University

Bailey Morris-Eck, 58                           1993          Senior Associate, Reuters Foundation; Senior Fellow, Institute for
                                                              International Economics; Consultant, The Independent of London

Richard G. Newman, 68                           1996          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional services)

Olin C. Robison, Ph.D., 66                      1987          President of the Salzburg Seminar; President Emeritus, Middlebury
                                                              College

William J. Spencer, Ph.D., 72                   1997          Chairman of the Board and CEO, SEMATECH (research and development consortium); Trustee, William Jewell College; Trustee, Associated
                                                              Universities, Inc.

"NON-INTERESTED" DIRECTORS
                                             NUMBER OF
                                          BOARDS WITHIN THE
                                          FUND COMPLEX/2/
                                             ON WHICH
NAME AND AGE                               DIRECTOR SERVES    OTHER DIRECTORSHIPS/3/ HELD BY DIRECTOR

Louise H. Bryson, 58                              1           None

Mary Anne Dolan, 55                               3           None

Martin Fenton, 67                                16           None

Leonard R. Fuller, 56                            14           None

Claudio X. Gonzalez Laporte, 68                   1           America Movil S.A.; General Electric Company; Grupo Carso; Grupo Alfa;
                                                              The Home Depot; Kellogg Company; Kimberly-Clark Corp.; The Mexico Fund

John G. McDonald, 65                              8           Capstone Turbine Corp.; iStar Financial, Inc.; Plum Creek Timber Co.;
                                                              Scholastic Corporation.; Varian, Inc.

Bailey Morris-Eck, 58                             3           None

Richard G. Newman, 68                            13           Sempra Energy; Southwest Water Company

Olin C. Robison, Ph.D., 66                        3           None

William J. Spencer, Ph.D., 72                     1           None

"INTERESTED" DIRECTORS/4/
                                             YEAR FIRST
                                             ELECTED A          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                            DIRECTOR OR OFFICER    AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                          OF THE FUND/1/      PRINCIPAL UNDERWRITER OF THE FUND

R. Michael Shanahan, 64                         1994            Chairman of the Board and Principal Executive
Chairman of the Board                                           Officer, Capital Research and Management Company; Director, American
                                                                Funds Distributors, Inc.;/5/ Director, The Capital Group Companies,
                                                                Inc.;/5/ Chairman of the Board, Capital Management Services,
                                                                Inc.;/5/ Director, Capital Strategy Research, Inc./5/

James F. Rothenberg, 56                         2000            President and Director, Capital Research and
President                                                       Management Company; Director, American Funds Distributors, Inc.;/5/
                                                                Director, American Funds Service Company;/5/ Director, The Capital
                                                                Group Companies, Inc.;/5/ Director, Capital Group Research, Inc.;/5/
                                                                Director, Capital Management Services, Inc.5

James B. Lovelace,6 46                          1994            Senior Vice President and Director,
Senior Vice President                                           Capital Research and Management Company

Donald D. O'Neal, 42                            1994            Senior Vice President,
Senior Vice President                                           Capital Research and Management Company

Paul G. Haaga, Jr., 54                          2002            Executive Vice President and Director, Capital Research and
                                                                Management Company; Director, American Funds Distributors, Inc./5/

"INTERESTED" DIRECTORS4
                                             NUMBER OF
                                          BOARDS WITHIN THE
                                            FUND COMPLEX/2/
NAME, AGE AND                                 ON WHICH
POSITION WITH FUND                         DIRECTOR SERVES      OTHER DIRECTORSHIPS/3/ HELD BY DIRECTOR

R. Michael Shanahan, 64                           2             None
Chairman of the Board

James F. Rothenberg, 56                           3             None
President

James B. Lovelace,6 46                            2             None
Senior Vice President

Donald D. O'Neal, 42                              2             None
Senior Vice President

Paul G. Haaga, Jr., 54                           17             None

Malcolm R. Currie, a member of the Board since 1992, retired in August 2002. The
Directors thank him for his wise counsel and many contributions to the fund.

BOARD OF DIRECTORS, ADVISORY BOARD AND OFFICERS

CHAIRMAN EMERITUS

                                             YEAR FIRST
                                              ELECTED A       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                                             DIRECTOR OF      AND POSTIONS HELD WITH AFFILIATED ENTITIES OR
NAME AND AGE                                  THE FUND/1/     THE PRINCIPAL UNDERWRITER OF THE FUND

Jon B. Lovelace, Jr., 76                        1953          Chairman Emeritus, Capital Research and Management Company
Chairman Emeritus


                                             NUMBER OF
                                          BOARDS WITHIN THE
                                           FUND COMPLEX/2/
                                              ON WHICH
NAME AND AGE                               DIRECTOR SERVES    OTHER DIRECTORSHIPS/3/ HELD BY DIRECTOR
Jon B. Lovelace, Jr., 76                          1           None

ADVISORY BOARD MEMBERS
                                             YEAR FIRST
                                             ELECTED TO
                                              ADVISORY
NAME AND AGE                                   BOARD/1/       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Thomas M. Crosby, Jr., 64                       1995          Partner, Faegre & Benson (law firm)

Ellen H. Goldberg, Ph.D., 57                    1998          President, Santa Fe Institute; Research Professor, University of New
                                                              Mexico

William H. Kling, 60                            1985          President, American Public Media Group

Robert J. O'Neill, Ph.D., 66                    1988          Chairman of the Council, Australian Strategic Policy Institute;
                                                              Adjunct Professor in Strategic and Defense Studies Center, Australian
                                                              National University; former Chichele Professor of the History of War;
                                                              former Fellow of All Souls College, University of Oxford

Norman R. Weldon, Ph.D., 68                     1977          Managing Director, Partisan Management Group, Inc.; former Chairman of the Board, Novoste Corporation; former President and Director, Corvita
                                                              Corporation

ADVISORY BOARD MEMBERS
                                             NUMBER OF
                                          BOARDS WITHIN THE
                                           FUND COMPLEX/2/
                                              ON WHICH
                                           ADVISORY BOARD
NAME AND AGE                                MEMBER SERVES       OTHER DIRECTORSHIPS HELD/3

Thomas M. Crosby, Jr., 64                         1             None

Ellen H. Goldberg, Ph.D., 57                      1             None

William H. Kling, 60                              6             Irwin Financial Corporation; St. Paul Companies

Robert J. O'Neill, Ph.D., 66                      3             None

Norman R. Weldon, Ph.D., 68                       3             Novoste Corporation

Farzad Nazem completed his Advisory Board term as of December 31, 2002. The Board thanks him for his contributions to the fund.

OTHER OFFICERS
                                             YEAR FIRST
                                               ELECTED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                          OF THE FUND/1/    THE PRINCIPAL UNDERWRITER OF THE FUND

Gregg E. Ireland, 53                            1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

Joyce E. Gordon, 46                             1998          Senior Vice President, Capital Research Company/5/
Vice President

Anne M. Llewellyn, 55                           1984          Associate, Capital Research and Management
Vice President                                                Company

Vincent P. Corti, 46                            1994          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Thomas M. Rowland, 61                           1998          Senior Vice President, Capital Research and
Treasurer                                                     Management Company; Director, American Funds Service Company/5/

R. Marcia Gould, 48                             1993          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

Anthony W. Hynes, Jr., 40                       1998          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

/1/ Directors and officers of the fund are elected on an annual basis.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations. /3/ This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/ Company affiliated with Capital Research and Management Company.
/6/ James B. Lovelace is the son of Jon B. Lovelace, Jr.


OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Investment Company of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.86% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.11%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   Nearly 70% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. ICA-011-0203
Litho in USA BDC/GRS/6050

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